Amendment to Master Service Agreement

This Amendment (this "**Amendment**") to the Master Service Agreement (the "**Agreement**") is effective as of 05 March 2024 ("**Effective Date**") and entered into by and between **AGC Biologics S.p.A** (formerly Molecular Medicine (Molmed) S.p.A), a company organized and existing under Italian law, with registered offices at via Meucci 3 Bresso, Milan, Italy ("**AGC**") and **Genenta Science s.r.l.**, a company incorporated and existing under Italian law, with registered offices at via Olgettina 58, Milan, Italy ("**Customer**") (each a "**Party**" and collectively the "**Parties**").

WHEREAS, Molecular Medicine (Molmed) S.p.A. and Customer entered into the Agreement effective as of 06 March 2019, and the Parties now desire to amend the terms of the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises herein, the Parties, intending to be legally bound, hereby agree as follows:

1. Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.

2. Extension of Term. The Term of the Agreement is amended to extend from 06 March 2019 to the new expiry date of 30 June 2025. The Parties may further extend the Term by mutual agreement in writing prior to the expiry of the Term.

3. Part of the Agreement. This Amendment forms part of the Agreement. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

4. Execution and Counterparts. This Amendment may be executed by electronic signature and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any signature page delivered by electronic transmission shall be binding to the same extent as an original signature page.

The Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives effective as of the Effective Date.

Genenta Science s.r.l.		**AGC Biologics S.p.A.**	
By:	DocuSigned by: [signature] EDABBB17C210458...	By:	DocuSigned by: Luca Alberici 0312CB4269524EE...
Print Name:	Pierluigi Paracchi	Print Name:	Luca Alberici
Title:	CEO	Title:	GM
Date:	19/09/2024	Date:	19 settembre 2024 | 05:47 PDT